CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Consolidated Statements Of Operations
REVENUES
OPERATING EXPENSES:
General & administrative	74,261	33,112
Depreciation Expense	60
Payroll Expense	270,775
Non-cash contributed services	12,650	40,525
Total Operating Expenses	357,746	73,637
LOSS BEFORE OTHER INCOME (EXPENSE)	(357,746)	(73,637)
OTHER INCOME (EXPENSE):
Gain on Forgiveness of debt	75,971	19,826
Interest Expense	(106,175)	(10,235)
Loss on Derivative Liability	(11,851)
Loss on Acquisition	(20,517,084)
Total Other Income (Expense)	(20,559,139)	9,591
LOSS BEFORE INCOME TAXES	(20,916,885)	(64,046)
TAX PROVISION
NET LOSS	(20,916,885)	(64,046)
Less: loss applicable to non-controlling interest in Federal Technology Agency, Inc.	2,621
Net loss after loss on non-controlling interest	$ (20,914,264)	$ (64,046)
BASIC AND DILUTED LOSS PER COMMON SHARE	$ (20.13)	$ (0.17)
Weighted-Average Common Shares Outstanding - Basic and Diluted	1,038,755	368,200